UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

GREENLANE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38875	83-0806637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N Federal Hwy, Suite B200

Boca Raton, FL 33431

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (877) 292-7660

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	GNLN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

On September 30, 2026, Greenlane Holdings, LLC, Warehouse Goods LLC, KIM International, LLC and Kush Supply Co. LLC (collectively, the “Assignors”), each a direct or indirect subsidiary of Greenlane Holdings, Inc. (the “Company”), each executed an irrevocable assignment for the benefit of creditors under Chapter 727 of the Florida Statutes (collectively, the “Assignments”) in favor of Philip J. von Kahle (the “Assignee”). The Assignee accepted each Assignment on September 30, 2026. The Assignee is perfecting the Assignments under Florida law and is commencing four cases that are in the process of being filed and docketed in the Circuit Court of the Eleventh Judicial Circuit in and for Miami-Dade County, Florida, Complex Business Division (the “Court”). After the cases are docketed and assigned to a judge, the Assignee is expected to seek to have the cases administered under a single consolidated lead case number. As of the date of this Current Report on Form 8-K, case numbers have not been assigned.

Under the Assignments, each Assignor transferred substantially all of its assets to the Assignee. The Assignee is responsible for liquidating those assets and distributing the proceeds to the creditors of each Assignor in accordance with Chapter 727 of the Florida Statutes and, once the assignment proceedings are commenced, under the supervision of the Court. The Assignee, and not the Company, now controls the assets of the Assignors and the administration of their estates. The Assignments do not release the Assignors from their liabilities.

The assets assigned by Greenlane Holdings, LLC include its equity interests in Warehouse Goods LLC, Merger Sub Gotham 2, LLC and Greenlane Holdings EU B.V. Merger Sub Gotham 2, LLC is the direct parent of KIM International, LLC, Kush Supply Co. LLC, Kush Energy LLC and KCH Distribution Inc., and Greenlane Holdings EU B.V. is the direct parent of ARI Logistics B.V.

The assets assigned by Warehouse Goods LLC include the Vapor.com domain and related intellectual property and its equity interests in Vapeworld Distribution LTD and Banana G’s LLC. Merger Sub Gotham 2, LLC, Kush Energy LLC, KCH Distribution Inc., Greenlane Holdings EU B.V., ARI Logistics B.V. and Vapeworld Distribution LTD (collectively, the “Assigned Subsidiaries”) did not make assignments, but their equity interests are held, directly or indirectly, by the Assignee as a result of the Assignments. ARI Logistics B.V. and Vapeworld Distribution LTD are the subject of separate liquidation proceedings in the Netherlands and Canada, respectively.

The Assignors and the Assigned Subsidiaries conducted the Company’s legacy wholesale distribution business. As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company had substantially wound down the operations of that business before the Assignments.

The Company, Greenlane Subsidiary Inc., Vapor.com Holdings, LLC and Greenlane Manager, LLC are not assignors and are not parties to the Assignments.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.03 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

As a result of the Assignments, the Assignee, and not the Company, controls the assets of the Assignors, including their equity interests in the Assigned Subsidiaries, and the administration of their estates, and the Company no longer has the power to direct the activities that most significantly affect the economic performance of the Assignors and the Assigned Subsidiaries (together, the “Deconsolidated Entities”). The Company will therefore deconsolidate the Deconsolidated Entities from its consolidated financial statements as of September 30, 2026. The Company did not receive any consideration in connection with the Assignments. Immediately before the Assignments, Warehouse Goods LLC paid the Assignee a $60,000 retainer for costs of the assignment proceedings from funds of Warehouse Goods LLC. The Company has not paid any fees or costs of the Assignee or the assignment proceedings. The Company has agreed in principle to lend the Assignee $100,000 to fund costs of the assignment proceedings. No loan agreement has been signed, no funds have been advanced, and there can be no assurance that the loan will be made. There is no material relationship between the Assignee and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer, other than in respect of the Assignments and the proposed loan.

The Company expects to recognize a gain on the deconsolidation of the Deconsolidated Entities. The unaudited pro forma condensed consolidated financial information filed as Exhibit 99.1 reflects a preliminary gain of approximately $3.2 million, computed using balances as of June 30, 2026. The actual gain will be determined using balances as of September 30, 2026, will be reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 and may differ materially from the preliminary amount.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the administration and outcome of the assignment proceedings, the expected deconsolidation of the Deconsolidated Entities, the preliminary gain on deconsolidation and the proposed loan to the Assignee. These statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially, including the completion of the Company’s quarterly closing procedures and the review of the Company’s independent registered public accounting firm, actions of the Assignee, the Court and creditors of the Assignors, claims that may be asserted against the Company or its remaining subsidiaries in connection with the Deconsolidated Entities or their liabilities, and the risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and its subsequent filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward looking statement, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of the Company giving effect to the deconsolidation of the Deconsolidated Entities, consisting of the unaudited pro forma condensed consolidated balance sheet as of June 30, 2026, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2025 and the six months ended June 30, 2026, and the related notes, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited pro forma condensed consolidated financial information of Greenlane Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLANE HOLDINGS, INC.

Date: October 6, 2026

By:	/s/ Vanessa Guzmán-Clark
Name:	Vanessa Guzmán-Clark
Title:	Chief Financial Officer